INTERCONNECTION AGREEMENT
between
Telkom SA Ltd
and
Cell C (Pty) Ltd
hclb\g:\TELKOM.INTERCONNECT AMEND(01/08/21)
TABLE OF CONTENTS
1
RECORDAL
2
2
INTERPRETATION AND DEFINITIONS
2
3
INTERCONNECT RATE GROUPS
3
4
CHARGES AND PAYMENTS
3
5
EFFECTIVE DATE OF THIS AGREEMENT
15
6
SUSPENSIVE CONDITIONS
15
7
WHOLE AMENDMENT
16
hclb\g:\TELKOM.INTERCONNECT_AMEND(01/08/21)
INTERCONNECTION AGREEMENT
between
Telkom SA (Pty) Ltd
(hereinafter referred to as "Telkom")
and
Cell C (Pty) Ltd
(hereinafter referred to as "Cell C")
hclb\g:\TELKOM.INTERCONNECT_AMEND (01/08/21) 1
1
RECORDAL
1.1
On 16 February 1994 Vodacom (Pty) Ltd ("Vodacom") and
MTN (Pty)  Ltd ("MTN") respectively concluded
Interconnection Agreements with Telkom as well as
subsequent amendments thereto which Interconnection
Agreements, as amended, ("the Interconnection
Agreements") subsist.
1.2
The Parties have agreed
1.2.1
that upon signature of this Agreement, the terms and
conditions of the Interconnection Agreements shall --
in so far as interconnection (not facilities leasing) is
concerned -- apply, mutatis mutandis, between the
parties and constitute the Interconnection Agreement
between them for such purposes; and
1.2.2
to amend the Interconnection Agreement as set forth
herein.
2
INTERPRETATION AND DEFINITIONS
2.1
In this Agreement all words and phrases defined in the
Interconnection Agreement shall bear corresponding
meanings unless the context otherwise clearly indicates.
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2.2
All amounts set out in this Agreement are exclusive of
Value Added Tax.
3
INTERCONNECT RATE GROUPS
The parties hereby agree that with effect from 1 November
2001 the following rate groups and time periods shall replace those currently provided for in Part A of Appendix 6 to the
Interconnection Agreement and apply to all National Calls
originating on the PLMN and conveyed on the PSTN, all
National Calls originating on the PSTN and conveyed on the
PLMN and to all International Calls destined for the PLMN:
 Peak    - 07:00 to 20:00 Mondays to Fridays
 Off-peak - all other hours
4
CHARGES AND PAYMENTS
4.1
National Calls
4.1.1
National Calls originating on the PLMN
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4.1.1.1
The parties hereby agree that with effect from
1 November 2001:
4.1.1.1.1
The following interconnect rates (as
referred to in "B" of the formula set out
in clause 5.2.1 of the Interconnection
Agreement) will be payable to Telkom by
Cell C and shall replace those provided
for in Part A of Appendix 6 to the
Interconnection Agreement:
   Peak  - R0,21 (twenty one cents) per
   minute
   Off-peak - R0,10 (ten cents) per
   minute
4.1.1.1.2
Save for the discount of 25% (twenty
five percent) in respect of Community
Service Calls which shall remain, the
discounts granted by Telkom to Cell C on
the amounts payable by Cell C to Telkom
in respect of National Calls (as currently
provided for in clause 5.2.5.1 of the
interconnection Agreement) shall no
longer apply as from 1 November 2001.
 hclb\g:\TELKOM.INTERCONNECT_AMEND (01/08/21} 4
4.1.2
National Calls originating on the PSTN
4.1.2.1
The parties hereby agree that with effect from
1 November 2001:
4.1.2.1.1
The formula set out in clause 5.2.2 of
the Interconnection Agreement shall be
amended so as to equate "E" and "B"
and to remove all references to "C" and
"W".
4.1.2.1.2
The following interconnect rates (as
referred to in "B" of the formula set out
in clause 5.2.2 of the Interconnection
Agreement) shall be payable to Cell C by
Telkom:
   Peak  - R1,23 (one Rand and twenty
   three cents) per minute
   Off-peak - R0,73 (seventy three
   cents) per minute
4.1.2.1.3
Telkom shall maintain at least one retail
tariff offering to its customers connected
to automatic and to manual exchanges
 hclb\g:\TELKOM.INTERCONNECT_AMEND (01/08/21) 5
for National Calls made to the PLMN
from within the Territory in respect of
which
4.1.2.1.3.1
the nominal amounts it retains,
being the difference between the
published per minute retail tariffs
charged by it to its customers for
National Calls made to the PLMN
from within the Territory and the
interconnect rates payable to Cell C
by Telkom (as set out in clause
4.1.2.1.2), shall be no greater than
   Peak - R0.33 (thirty three cents)
   per minute
   Off-peak - R0.20 (twenty cents)
   per minute
4.1.2.1.3.2
the sum of the nominal amounts it
retains and the interconnect rates
payable to Cell C, as
aforementioned, shall constitute
Telkom's retail tariffs for such calls.
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4.1.3
Non-discrimination: Interconnect rates and retail
tariffs
4.1.3.1
The parties hereby undertake
4.1.3.1.1
not to discriminate against one another
as far as the provision of interconnection
is concerned;
4.1.3.1.2
to treat one another no less favourably,
both in general and in particular as far as
interconnect rates are concerned, than
they treat other licensed providers of
public switched or public mobile cellular
telecommunication services; and
4.1.3.1.3
that interconnect rates are not to exceed
retail tariffs for the provision of
equivalent services.
4.1.3.2
Notwithstanding the provisions of clauses
4.1.1.1.1 and 4.1.2.1.2, neither Telkom nor
Cell C shall with effect from 1 November 2001
be obliged to pay the peak interconnect rates
as provided for in clauses 4.1.1.1.1 and
4.1.2.1.2 should such rates exceed
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4.1.3.2.1
the peak interconnect rates, related to
the conveyance of all voice Calls,
provided to other licensed providers of
public switched or public mobile cellular
telecommunication services (excluding
interconnect rates related to the
conveyance of Community Service Calls,
or any other particular type of Call as
might be agreed between the parties); or
4.1.3.2.2
relevant peak retail tariffs applying to all
voice Calls (excluding tariffs applying to
Community Service Calls, or any other
particular type of Call as might be agreed
between the parties).
4.1.3.3
The relevant peak retail tariffs referred to in
clause 4.1.3.2.2, that are to be used for
comparative purposes, shall
4.1.3.3.1
be the tariffs as published by the
particular party;
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4.1.3.3.2
be the tariffs applying to Calls made
during peak time, which for purposes
hereof is defined as 07:00 to 19:00
Mondays to Fridays (excluding public
holidays);
4.1.3.3.3
be the minimum tariff that it is
theoretically possible for a customer to
pay for a one minute call. Such
minimum tariff shall be calculated taking
into account the total actual cost to the
customer and shall include all obligatory
ancillary charges, which shall be
allocated in total to the peak tariffs
provided for in the tariff offering
(whether billed on a monthly, annual or
other timed basis);
4.1.3.3.4
exclude all tariff offerings applying to
minutes of Calls as generated (calculated
per Accounting Period) in respect of
which the number of minutes is equal to
or less than 2% (two percent) of the
total number of minutes (calculated per
Accounting Period) of all National Calls
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conveyed from the PSTN to the PLMN (in
respect of a Telkom tariff) or from the
PLMN to the PSTN (in respect of a Cell C
tariff);
4.1.3.3.5
exclude all tariff offerings which apply
for a period of 60 days or less;
4.1.3.3.6
not be dependant on the manner in
which it may be packaged or whether
such tariffs are indicated as being
charged on per second or any other
unitized basis;
4.1.3.3.7
in respect of Cell C be the tariffs
applicable to Calls originating on the
PLMN and destined for either Cell C's
PLMN or the PLMN of a similarly licensed
PLMN Operator, whichever is the lower;
and
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4.1.3.3.8
in respect of Telkom be the tariffs
applicable to Calls originating on the
PSTN and destined for either Telkom's
 PSTN or the PSTN of a similarly licensed
PSTN Operator, whichever is the lower.
4.1.3.4
In the event of Cell C or Telkom
4.1.3.4.1
providing peak interconnect rates to
other licensed providers of public
switched or public mobile cellular
telecommunication services; or
4.1.3.4.2
offering its customers relevant peak retail
tariffs, which are lower than the peak
interconnect rates provided for in clauses
4.1.1.1.1 and 4.1.2.1.2, the affected
party shall deliver a notice in writing to
the other party -- advising it of this
occurrence and setting out in reasonable
detail the basis for its allegations --
whereafter the parties shall forthwith
meet and negotiate, in good faith, with a
view to adjusting the interconnect rates.
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Should the parties fail, within 30 (thirty)
days of receipt of the notice, to reach
agreement on appropriate adjustments to
be made to the interconnection rates or
to otherwise resolve the matter, same
shall be considered a dispute for
purposes of clause 30 of the
Interconnection Agreement. The
affected party shall be entitled to reduce,
with effect from the date of deemed
receipt of the notice, the interconnect
rates provided for in clauses 4.1.1.1.1
and 4.1.2.1.2 to be equal to the relevant
peak interconnect rate provided by the
other party to another licensed provider
of public switched or public mobile
cellular telecommunication services, or to
the peak retail tariff offered by the other

party to its customers, provided that
should final resolution of the dispute not
favour the affected party it shall
promptly pay any sum found to be due,
together with interest thereon calculated
at the prime overdraft rate charged by
the Standard Bank of South Africa
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Limited, from time to time. Should
Telkom be the affected party, it shall
during the relevant period not be
considered to be in breach of the
provisions of clause 4.1.2.1.3.
4.2
International Calls
4.2.1
International Calls originating on the PLMN
The parties hereby agree that the discount of 17%
(seventeen percent) currently granted to Cell C on
Telkom's retail tariffs for International Calls shall be
increased to 25% (twenty five percent) with effect
from 1 November 2001. Thus, the factor of ".83"
as provided for in the formula contained in Part C of
Appendix 6 to the Interconnection Agreement shall
be replaced with a factor of ".75".
4.2.2
8
International Calls destined for the PLMN
8
The parties hereby agree that the interconnect rates
(the "applicable amount" as referred to in "K" of the
formula set out in clause 5.3.2 of the
Interconnection Agreement) payable to Cell C by
Telkom for the conveyance of International Calls
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shall be and remain equal to the interconnect rates
payable to Cell C by Telkom for National Calls
originating on the PSTN (as provided for in clause
4.1.2.1.2).
4.3
Review of Interconnect Fees and Retention Amounts
The interconnect rates provided for in clauses 4.1.1.1.1
and 4.1.2.1.2 as well as the retention amounts provided
for in clause 4.1.2.1.3.1 shall remain unchanged until 31
December 2002, whereafter
   Telkom shall be entitled to increase the interconnect
   rates referred to in clause 4.1.1.1.1 and the retention
   amounts provided for in clause 4.1.2.1.3.1; and
   Cell C shall be entitled to increase the interconnect
   rates referred to in clause 4.1.2.1.2,
once a year with effect from 1 January of each year,
provided that notice of such increase is furnished by the
party effecting the increase to all other parties no later
than 30 September of the preceding year. Such increase
shall further be limited to an amount not exceeding the
higher of CPI or R0.02 (two cents) and no carry-over of
increases from one year to another shall be permissible.
The party effecting the increase shall be responsible for
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obtaining all approvals and authorizations as might be
necessary to enable it to do so. For purposes hereof CPI
shall mean the official Consumer Price Index as calculated
for the twelve-month period ending on 31 August of the
year preceding the increase.
5
EFFECTIVE DATE OF THIS AMENDMENT TO AGREEMENT
5.1
This Agreement shall come into effect on 1 November
2001.
5.2
The provisions of this clause 5 are subject to the provisions of clause 6 below.
6
SUSPENSIVE CONDITIONS
6.1
This Agreement is subject, in its entirety, to the fulfilment of the following suspensive conditions:
6.1.1
By 7 September 2001, Telkom and Vodacom and,
Telkom and MTN signing agreements amending the
Interconnection Agreements subsisting between them
on substantively the same terms and conditions as
contained herein;
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6.1.2
By 15 October 2001, ICASA determining that it does
not object to the amendments set forth in this
Agreement.
7
WHOLE AMENDMENT
7.1
This Agreement comprises the entire amendment to the
Interconnection Agreement with regard to the matters set
forth herein, and no further amendment or variation of the
Interconnection Agreement with regard to the matters set
forth herein shall be of any force or effect unless reduced
to writing and signed by the parties hereto.
7.2
Insofar as this Agreement does not effect amendments to
the remaining provisions of the Interconnection Agreement
such provisions shall remain of full force and effect. The
parties do, however, record their intention to further amend the Interconnection Agreement inter alia to incorporate the
terms of the applied Interconnection Agreement and this
Agreement into one document and to further bring such
Agreement in line with changed legislative, regulatory and
other requirements.
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SIGNED AT                                   PRETORIA                            ON             22 AUGUST              2001
AS WITNESSES
/S/

/S/
For and on behalf of
TELKOM SA LTD
/S/                                                                       /S/
SIGNED AT                                   SANDTON                            ON             31 AUGUST              2001
AS WITNESSES
For and on behalf of
CELL C (PTY) LTD
/S/
/S/

hclb\g:\TELKOM.INTERCONNECT_AMEND(01/OB/21)
AMENDMENT TO INTERCONNECTION AGREEMENT
AND AMENDMENT TO AGREEMENT
Telkom SA Limited ("Telkom") and Vodacom (Proprietary) Limited ("Vodacom")
on the one hand and Telkom and Cell C (Proprietary) Limited ("Cell C") on the
other hand, hereby agree to amend both the Amendment to Agreement entered into between Telkom and Vodacom on 4 September 2001 and the
Interconnection Agreement entered into between Telkom\and Cell C on 31
August 2001 by deleting "7 September 2001" in v. jse 6.1.1 of both agreements and substituting therefor "14 September 2001'
SIGNED AT                                   PRETORIA                            ON             18 SEPTEMBER              2001
AS WITNESSES
/S/                                                                       /S/

For and on behalf of
TELKOM SA LTD
AS WITNESSES
/S/                                                                       /S/
SIGNED AT                                   MIDRAND                            ON             19 SEPTEMBER              2001
AS WITNESSES
For and on behalf of
VODACOM  (PTY) LTD
/S/                                                                       /S/
SIGNED AT                                   SANDTON                            ON             18 SEPTEMBER              2001
AS WITNESSES
For and on behalf of
CELL C  (PTY) LTD